Investment in Equity-Accounted Investees	12 Months Ended
Mar. 31, 2025
Equity Method Investments [Abstract]
Investment in Equity-Accounted Investees
8)
INVESTMENT IN EQUITY-ACCOUNTED INVESTEES

The Group has interests in a number of individually immaterial equity-accounted investees. The following table analyses, in aggregate, the carrying amount of interests and share of profit (loss) and other comprehensive income in these associates and joint venture.

	As at March 31
Particulars	2024	2025
Carrying amount of interests in associates	2,022	1,914

	For the year ended March 31
Particulars	2023	2024	2025
Company's share of profit (loss) in associates	10	(23)	(64)
Company's share of profit in joint venture	—	75	—
Company's share of other comprehensive income in associates	—	—	—
Company's share of other comprehensive income in joint venture	—	—	—
Company's share of total comprehensive income (loss)	10	52	(64)

a) Simplotel Technologies Private Limited

As at September 28, 2022 the Company had equity interest in Simplotel of 41.94% with a carrying amount of USD 1,517. On that date, the Group through one of its Indian subsidiaries acquired additional equity interest in Simplotel, resulting in controlling equity stake (refer note 7 (c)). As a result, Simplotel ceased to be an associate of the Company and accordingly, the equity method accounting has been discontinued. The Company has recognised a gain of USD 2,017 in the statement of profit or loss and other comprehensive income (refer note 12), on account of discontinuation of equity method of accounting in the year ended March 31, 2023.